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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 6, 1998

                        COMPUTER LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its charter)

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
              DELAWARE                              0-26040                              36-3501869
       (State of other juris-               (Commission File Number)                   (IRS Employer
     diction of incorporation)                                                     Identification Number)

                                            11350 RANDOM HILLS ROAD                        22030
                                                   SUITE 240
                                               FAIRFAX, VIRGINIA
                                        (Address of principal executive                  (Zip Code)
                                                    offices)

Registrant's telephone number, including area code:                                    (703) 359-9333
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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

    On January 6, 1998, Computer Learning Centers, Inc. ("CLC") announced that it has completed the acquisition of Boston Education Corp., d/b/a Computer Learning Centers Boston ("CLC Boston"), a privately held provider of information technology ("IT") education and training. The acquisition, which was accounted for as a pooling of interests, was completed by issuing 100,074 shares of CLC common stock. CLC Boston had 1997 annual revenues of approximately $5.2 million and serves approximately 500 students at its two campuses: a main campus located in Somerville, Massachusetts and a branch in Methuen, Massachusetts.

    On January 6, 1998, CLC announced that it has signed a definitive agreement to acquire Markerdowne Corporation, d/b/a Computer Learning Center Paramus ("CLC Paramus"), a privately held provider of IT education & training, for approximately $12.4 million in CLC Common Stock. CLC Paramus, which had calendar 1996 annual revenues of approximately $5.3 million, serves more than 800 students at its main campus located at 160 East Route 4, Paramus, New Jersey.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) EXHIBITS

    A list of exhibits filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                COMPUTER LEARNING CENTERS, INC.

                                By:           /s/ CHARLES L. COSGROVE
                                     -----------------------------------------
                                                Charles L. Cosgrove
                                              CHIEF FINANCIAL OFFICER
                                              Dated: January 20, 1998
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                               INDEX TO EXHIBITS

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
EXHIBIT NUMBER                                  DESCRIPTION                                 PAGE NO. IN THIS FILING
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
         99.1      Press Release Dated January 6, 1998..................................              Page 5
         99.2      Press Release Dated January 6, 1998..................................              Page 6
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